                          FIRST AMENDMENT TO LEASE

    This First Amendment to Lease (this "Amendment") is made as of September 27, 1999 by and between W9/LWS II Real Estate Limited Partnership
("Landlord") and 2-Infinity.com, Inc. ("Tenant").

                                   RECITALS

    A. Landlord and Tenant entered into that certain Office Space Lease dated June 16, 1999 (the "Lease") pursuant to which Tenant leased from Landlord approximately 1,161 rentable square feet of space (Suite 100) on the first floor of the building known as Loop Central Three located at 4828 Loop Central Drive, Houston, Texas. All capitalized terms used herein and not otherwise defined shall have the meanings given them in the Lease.

    B. Landlord and Tenant have agree to relocate the Premises and otherwise modify the terms of the Lease and wish to confirm their agreements in this Amendment.

    NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

    1. RELOCATION. Effective as of November 1, 1999, the Premises shall be relocated to that certain space, known as Suite 150, containing approximately 5,998 rentable square feet and depicted on Exhibit A attached hereto and incorporated herein by this reference ("Suite 150"). As of November 1, 1999, the Rentable Area of Premises shall be changed to 5,998 and Tenant's Share shall be changed to 3.04%.

    2. TERM. The Term is hereby extended to October 31, 2002, which date shall now be the Expiration Date.

    3. MONTHLY BASE RENT. As of November 1, 1999, the Monthly Base Rent schedule set forth in Section 1.08 of the Lease shall be modified as follows:


                  PERIOD                          ANNUAL BASE RENT PER              MONTHLY BASE
                                                     SQUARE FOOT                        RENT

      November 1, 1999 to October 31, 2000            $17.25                         $8,622.13
      November 1, 2000 to October 31, 2001            $17.50                         $8,747.08
      November 1, 2001 to October 31, 2002            $17.75                         $8,872.04

Monthly Base Rent shall continue to be paid at the times, and in the manner, described in Sections 4.02 and 4.03 of the Lease.

    4. EXPENSE ADJUSTMENT AND TAX ADJUSTMENT. Tenant shall continue to pay Expense Adjustment and Tax Adjustment as provided in Section 4.04 of the Lease except that, as of November 1, 1999, Tenant's Share shall be 3.04%.

    5. SECURITY DEPOSIT. On or prior to November 1, 1999, Tenant shall deposit funds with Landlord sufficient to increase the Security Deposit to $8,622.13.

    6. CONDITION OF PREMISES. Tenant accepts Suite 150 in its "as is" condition as of November 1, 1999 and agrees that Landlord has made no promise, agreement or representation regarding any improvement or renovation of Suite 150.

    7. PARKING. The first three (3) sentences of Section 32.09 of the Lease are hereby deleted and replaced with the following:

    "Tenant shall be entitled to the use of up to seventeen (17) parking spaces in the parking garage located at the Building, up to six (6) of which can be reserved. All parking charges shall be abated until October 31, 2002.

    8. CONFIRMATION OF LEASE. Except as modified by the terms of this Amendment, the Lease remains unmodified and in full force and effect.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.


LANDLORD:                                  TENANT:

W9/LWS II REAL ESTATE LIMITED              2-INFINITY.COM, INC., a____________
PARTNERSHIP, a Deleware limited
partnership

BY: W9/LWS II GEN-PAR, INC., a             By:  /s/ Jason B. Miller
    Delaware corporation, its General           -------------------
    Partner                                Name: Jason B. Miller
                                                 ---------------
                                           Title: Vice President
                                                  --------------

                                           Date: 10/20/99
                                               --------------------
    By: /s/ Bari S. Nichols
      ---------------------
    Name: Bari S. Nichols
        -------------------
    Title: Vice President
         ------------------

Date:    11/1/99
    -----------------------

                                    EXHIBIT A

                             FLOOR PLAN - SUITE 150









                                  [FLOOR PLAN]







                                            A-1